SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement          |_| Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                     DynCorp

                (Name of Registrant as Specified In Its Charter)

                                      None

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

|X|    No fee required

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
             1)  Title of each class to which transaction applies:
             2)  Aggregate number of securities to which transaction applies:
             3)  Per  unit   price  of  other   underlying   value  of
                     transaction  computed  pursuant to Exchange  Act Rule
                     0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             4)  Proposed maximum aggregate value of transaction:
             5)  Total fee paid:

|_| Fee previously paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)  Amount Previously Paid:
             2)  Form, Schedule or Registration Statement No.:
             3)  Filing Party:
             4)  Date Filed: